     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 24, 1998
                                                  REGISTRATION NO. 333-_________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------
                                ELECTROGLAS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                           77-0336101
(State or Other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               2901 CORONADO DRIVE
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 727-6500
               (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)

                            1997 STOCK INCENTIVE PLAN
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                         -------------------------------
                              (Full Title of Plans)

                                ARMAND J. STEGALL
    VICE PRESIDENT-FINANCE, CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY
                                ELECTROGLAS, INC.
                               2901 CORONADO DRIVE
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 727-6500
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                                 ---------------
                                    Copy to:
                             WILLIAM D SHERMAN, ESQ.
                             MORRISON & FOERSTER LLP
                               755 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1018
                                 (415) 813-5600
                                 ---------------

                         CALCULATION OF REGISTRATION FEE

=============================================================================================================
                                                      MAXIMUM           PROPOSED MAXIMUM         AMOUNT OF
    TITLE OF SECURITIES           AMOUNT TO        OFFERING PRICE      AGGREGATE OFFERING       REGISTRATION
     TO BE REGISTERED           BE REGISTERED       PER SHARE(1)            PRICE(1)                 FEE
-------------------------------------------------------------------------------------------------------------
Common Stock, $.001
par value per share.........     800,000             $12.50             $10,000,000.00           $2,950.00
=============================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(c) and Rule 457(h) of Regulation C promulgated under the Securities Act of 1933, as amended (the "Securities Act").

================================================================================

                               Page 1 of 8 pages
                    The Index to Exhibits appears on page 6

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS


     The documents containing the information specified in Part 1 of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     There are hereby incorporated by reference in this Registration Statement the following documents and information previously filed with the Securities and Exhange Commission (the "Commission"):

     1. The contents of the Registrant's Registration Statement on Form S-8, Commission File No. 333-49303, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

     2. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.


                               Page 2 of 8 pages

ITEM 8. EXHIBITS.

        5.1    Opinion of Morrison & Foerster LLP

        23.1   Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

        23.2   Consent of Ernst & Young LLP, Independent Auditors

        24.1   Power of Attorney (see page 4)

                               Page 3 of 8 pages

     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Electroglas, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on August 24, 1998.

                                      ELECTROGLAS, INC


                                      By: /s/ Curtis S. Wozniak
                                         ------------------------
                                         Curtis S. Wozniak
                                         Chief Executive Officer

                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Curtis
S. Wozniak and Armand J. Stegall, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


Signature                              Capacity                              Date
---------                              --------                              ----
/s/ Curtis S. Wozniak                  Chief Executive Officer          August 24, 1998
-----------------------------------    and Director and Chairman
Curtis S. Wozniak                      Principal Executive Officer)

                               Page 4 of 8 pages

Signature                              Capacity                              Date
---------                              --------                              ----
/s/ Armand J. Stegall                  Vice President, Finance,         August 24, 1998
-----------------------------------
Armand J. Stegall                      Chief Financial Officer,
                                       Treasurer and Secretary
                                       (Principal Financial and
                                       Accounting Officer)

/s/ Neil R. Bonke                      Director                         August 24, 1998
-----------------------------------
fNeil R. Bonke

/s/ Joseph F. Dox                      Director                         August 24, 1998
-----------------------------------
Joseph F. Dox

/s/ Roger D. Emerick                   Director                         August 24, 1998
-----------------------------------
Roger D. Emerick

/s/ Robert J. Frankenberg              Director                         August 24, 1998
-----------------------------------
Robert J. Frankenberg

                               Page 5 of 8 pages

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                        DOCUMENT
-------                       --------
   5.1         Opinion of Morrison & Foerster LLP

  23.1         Consent of Counsel (included in Exhibit 5.1)

  23.2         Consent of Ernst & Young LLP, Independent
               Auditors

  24.1         Power of Attorney (see page 4)

                               Page 6 of 8 pages